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                                                                   EXHIBIT 10.10

                             STOCKHOLDER AGREEMENT
                             ---------------------

     STOCKHOLDER AGREEMENT dated as of November 30, 1999 (this "Agreement"), among HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation ("Household"), RENAISSANCE HOLDINGS, INC., an Oregon corporation ("RHI"), Irving J. Levin ("Principal"), and the party who is a signatory hereto ("Stockholder").

     WHEREAS, Stockholder desires that RHI, Household and RENAISSANCE CREDIT SERVICES, INC., a Delaware corporation and a wholly-owned subsidiary of Household ("Sub"), enter into an Agreement and Plan of Merger dated as of the date hereof in the form of Exhibit A hereto (as the same may be amended or supplemented, the "Merger Agreement"), pursuant to which it is intended that RHI merge with and into the Sub (the "Merger");

     WHEREAS, Stockholder is a signatory to the Transfer Restriction Agreement dated as of June 10, 1997 (the "Transfer Agreement") by and among RHI, the Principal, General Electric Capital Corporation ("GECC") and certain other shareholders of RHI ("Restricted Shareholders");

     WHEREAS, other Restricted Shareholders, except for GECC, have agreed to enter into an agreement substantially similar to this Agreement (the "Stockholder Agreement");

     WHEREAS, GECC has agreed to enter into an agreement substantially similar to this Agreement (the "GECC Stockholder Agreement"), and has agreed, among other things, to the execution and delivery of this Agreement by Stockholder;

     WHEREAS, as of the date hereof, Stockholder is the beneficial owner of, and has the right to vote and dispose of the number of shares of RHI common stock, par value $.01 per share ("RHI Common Stock") which is set forth opposite such Stockholder's name in Schedule A hereto; and

     WHEREAS, Stockholder, Principal and RHI are executing this Agreement as an inducement to Household and Sub to enter into and execute the Merger Agreement;

     NOW, THEREFORE, in consideration of the execution and delivery by Household and Sub of the Merger Agreement and the covenants, conditions and agreements contained herein and therein, the parties agree as follows:

     Section 1.  General Representations, Warranties and Covenants.  Stockholder
                 -------------------------------------------------
represents, warrants and covenants to RHI, Principal and Household, as of the date of this Agreement and the Effective Time, as follows:

          (a) Stockholder is the record and beneficial owner of the number of shares of RHI Common Stock set forth opposite such Stockholder's name in Schedule A hereto, as such Schedule is amended or modified pursuant to
     Section 5 hereof (the "Stockholder's Shares" or such "Shares"). Except for the Stockholder's Shares, Stockholder is not the

Stockholder Agreement of Patricia Reesman                                 Page 1
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     record or beneficial owner of any other shares of RHI Common Stock and, except as set forth in Schedule B hereto, does not own, or have the right to acquire, any option, warrant or other right to subscribe for, purchase or otherwise acquire any shares of RHI Common Stock or any security convertible into shares of RHI Common Stock ("Options").

          (b) This Agreement has been duly authorized, executed and delivered by the Stockholder and, assuming due execution and delivery of this Agreement by the other parties hereto, shall constitute the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. Other than the Transfer Agreement, neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Stockholder is a party or bound or to which the Stockholder's Shares or any Options are subject. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. If the Stockholder is married and the Stockholder's Shares or Options constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such person in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. Execution and delivery of the Agreement by the Stockholder and performance of the transactions contemplated hereby will not violate, or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholder, the Stockholder's Shares or Options.

          (c) The Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder or under the Transfer Agreement.

          (d) No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

          (e) The Stockholder understands and acknowledges that Household and Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. In connection with the Merger, the Merger Agreement or any transaction contemplated in connection therewith, (i) effective as of the Effective Time, Stockholder hereby terminates and cancels the Transfer Agreement, without any cost or expense to RHI, GECC, Principal, Household, Sub, any Restricted Shareholder or the

Stockholder Agreement of Patricia Reesman                                 Page 2
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     Surviving Corporation and (ii) pending such termination and cancellation,
     Stockholder shall not enforce any provision of the Transfer Agreement against any of the foregoing parties.

Household represents, warrants and covenants to RHI, Stockholder and Principal, as of the date of this Agreement and the Effective Time, as follows:

          (aa) This Agreement and the Merger Agreement have been duly and validly executed and delivered by Household and Sub, as applicable, and assuming due execution and delivery of this Agreement by the other parties thereto, shall constitute the legal, valid and binding obligation of Household and Sub, as applicable, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. Neither the execution and delivery of this Agreement or the Merger Agreement nor the consummation of the Merger or the transactions contemplated hereby will result in the violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Household or Sub is a party or bound. Execution and delivery by Household and Sub of this Agreement and the Merger Agreement and performance of the transactions contemplated thereby will not violate or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Household or Sub, except for (i) applicable requirements, if any, of the OTS, the OCC, the Exchange Act, the Securities Act, the Blue Sky Laws and the HSR Act, in each case, including rules and regulations promulgated thereunder and (ii) the Merger Filing.

          (bb) Household and Sub understand and acknowledge that each of the Stockholder, RHI and Principal is entering into this Agreement in reliance upon the covenant and agreement of Household and Sub to perform their respective covenants and obligations under this Agreement and the Merger Agreement in accordance with its terms. Household and Sub hereby covenant to Stockholder, RHI and Principal to perform their respective covenants and obligations under the Merger Agreement in accordance with its terms.

          (cc) A true and correct copy of each of the Merger Agreement, the Stockholder Agreement with each other Restricted Shareholder and the GECC Stockholder Agreement is attached hereto as Exhibits A through J, respectively.

RHI represents, warrants and covenants to Stockholder, Household, Sub and Principal, as of the date of this Agreement and the Effective Time, as follows:

          (aaa) This Agreement and the Merger Agreement have been duly and validly executed and delivered by RHI, and assuming due execution and delivery by the other parties thereto, each shall constitute the legal, valid and binding obligation of RHI enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. Other than the

Stockholder Agreement of Patricia Reesman                                 Page 3
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     Transfer Agreement, neither the execution and delivery of this Agreement or the Merger Agreement nor the consummation of the Merger and the transactions contemplated hereby will result in the violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which RHI is a party or bound. Execution and delivery by RHI of this Agreement and the Merger Agreement and performance of the transactions contemplated thereby will not violate or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to RHI, except for (i) applicable requirements, if any, of the OTS, the OCC and the HSR Act, in each case, including rules and regulations promulgated thereunder and (ii) the Merger Filing.

          (bbb) RHI understands and acknowledges that each of Household, Principal and Stockholder is entering into this Agreement in reliance upon the covenant and agreement of RHI to perform its covenants and obligations under the Merger Agreement and this Agreement in accordance with their terms. RHI hereby covenants to each of Household, Principal and Stockholder to perform its covenants and obligations under the Merger Agreement and this Agreement in accordance with their terms. In connection with the Merger, the Merger Agreement or any transaction contemplated in connection therewith, RHI hereby terminates and cancels, as of the Effective Time, the Transfer Agreement, without any cost or expense to Household, Stockholder, Sub, any Restricted Shareholder, Surviving Corporation or the Principal and shall not enforce any provision of the foregoing agreements against such parties. RHI has received, effective as of the Effective Time, the consent of GECC, Principal and a majority of the shares held by Restricted Shareholders to the termination of the Transfer Agreement and all of the restrictions on transfers set forth therein.

Principal represents, warrants and covenants to Stockholder, Household and RHI, as of the date of this Agreement and the Effective Time, as follows:

          (aaaa) This Agreement has been duly and validly executed and delivered by Principal, and assuming due execution and delivery of this Agreement by the other parties hereto, shall constitute the legal, valid and binding obligation of Principal enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. Other than the Transfer Agreement, neither the execution and delivery of this Agreement nor the consummation of the Merger and the transactions contemplated hereby will result in the violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Principal is a party or bound. No trust of which the Principal is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the transactions contemplated hereby. Execution and delivery by Principal of this Agreement and performance of the transactions contemplated hereby will not violate or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Principal.

Stockholder Agreement of Patricia Reesman                                 Page 4
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          (bbbb) Principal understands and acknowledges that each of RHI,
     Household and Sub is entering the Merger Agreement, and Stockholder is entering into this Agreement in reliance upon the covenant and agreement of Principal to perform his covenants and obligations under the Agreement in accordance with its terms. Principal hereby covenants to each of RHI, Household, Sub and Stockholder to perform his covenants and obligations under the Agreement in accordance with its terms. In connection with the Merger, the Merger Agreement or any transaction contemplated in connection therewith, Principal hereby terminates and cancels, as of the Effective Time, the Transfer Agreement, without any cost or expense to Household, RHI, any Restricted Shareholder, Sub or the Surviving Corporation and shall not enforce any provision thereof against such parties.

     Section 2.  The Merger.  Stockholder hereby agrees to (i) vote his or her
                 ----------
Shares in favor of the Merger and the Merger Agreement at the RHI Meeting, and any adjournment or postponement thereof and (ii) deliver his or her Shares to Household pursuant to the terms of the Merger Agreement. Further, Stockholder hereby agrees that he or she will not exercise any dissenters' rights or rights of appraisal that he or she may have with respect to the Merger.

     Section 3.  Specific Stockholder Covenants.  Stockholder agrees with and
                 ------------------------------
covenants to Household:

          (a) Stockholder shall not, except as contemplated by the terms of this Agreement or the Merger Agreement, (i) transfer (which terms shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of such Stockholder's Shares or any interest therein, (ii) enter into any contract, option or other agreement of understanding with respect to any transfer of any or all of such Stockholder's Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Stockholder's Shares, (iv) deposit such Stockholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Stockholder's Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of his or her obligations hereunder or the transactions contemplated hereby.

          (b) Stockholder shall not, directly or indirectly, solicit, initiate or encourage the submission of, any takeover proposal with respect to RHI.

          (c) At any meeting of stockholders of RHI or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, Stockholder shall vote (or cause to be voted) any voting shares of RHI Common Stock which he or she has the power to vote against (i) any merger agreement or merger, consolidation, combination, tender offer (including an exchange offer), sale of substantial assets, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by RHI (other than the Merger as set forth in the Merger Agreement) and (ii) any amendment of RHI's Articles of Incorporation or By-laws or other proposal or

Stockholder Agreement of Patricia Reesman                                 Page 5
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     transaction involving RHI or any of its subsidiaries which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify, or result in a breach of any covenant, representation or warranty or any other obligation or agreement of RHI under or with respect to the Merger Agreement or any of the other transactions contemplated by the Merger Agreement (each of the foregoing in clause (i) or (ii) above, a "Competing Transaction").

     Section 4.  Certain Events.  Stockholder agrees that this Agreement and the
                 --------------
obligations hereunder shall attach to such Stockholder's Shares and the Options and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares or Options shall pass, whether by operation of law or otherwise, including without limitation Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of RHI affecting the RHI Common Stock, or the acquisition of additional shares of RHI Common Stock or other voting securities of RHI by any Stockholder, the number of Stockholder's Shares listed in Schedule A beside the name of Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of RHI Common Stock or other voting securities of RHI issued to or acquired by Stockholder.

     Section 5.  Intentionally Omitted.
                 ---------------------

     Section 6.  Stockholder Capacity.  No person executing this Agreement who
                 --------------------
is or becomes during the term hereof a director or officer of RHI makes any agreement or understanding herein in his or her capacity as such director or officer. Stockholder signs solely in his or her capacity as the record holder and beneficial owner of such Stockholder's Shares and Options and nothing herein shall limit or affect any actions taken by a Stockholder in his or her capacity as an officer or director of RHI to the extent specifically permitted by the Merger Agreement.

     Section 7.  Affiliate Agreements.  Prior to the Effective Time, Stockholder
                 ---------------------
hereby agrees to execute and deliver to Household a Rule 145 Affiliate Agreement, substantially in the form of Exhibit A to the Merger Agreement.

     Section 8.  Termination.  Other than Section 9 which shall survive, this
                 -----------
Agreement, and all rights and obligations of the parties hereunder, shall terminate as of the Effective Time. In addition, this Agreement, and all rights and obligations of the parties hereunder, shall terminate concurrent with a termination of the Merger Agreement for any reason. Any termination shall not affect any rights or remedies for breach of this Agreement that may have accrued to a party hereto prior to the date of termination.

     Section 9.  Miscellaneous.
                 -------------

          (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned such terms in the Merger Agreement.

Stockholder Agreement of Patricia Reesman                                 Page 6
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          (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Household or RHI, to the address set forth in Section 9.4 of the Merger Agreement; (ii) if to a Stockholder, to the address set forth in Schedule A hereto, or such other address as may be specified in writing by Stockholder; and (iii) if to Principal, at:

          Renaissance Holdings, Inc.
          9400 S.W. Beaverton-Hillsdale Avenue
          Suite 300
          Beaverton, OR 97005

          (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to Stockholder, Household, Principal and RHI when one or more counterparts have been signed by, and delivered to, each of them.

          (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent.

          (h) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (i) Each party agrees that irreparable damage would occur and that the non-breaching party would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms

Stockholder Agreement of Patricia Reesman                                 Page 7
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     or were otherwise breached. It is accordingly agreed that any non-breaching party shall be entitled to an injunction or injunctions to prevent breaches by any breaching party of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Oregon or in Oregon state court, this being in addition to any other remedy to which they are entitled at law or in equity or under the Merger Agreement. In addition, each of the parties hereto (i) consents and submits to the personal jurisdiction of any Federal court located in the State of Oregon or any Oregon state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, other than the Merger Agreement, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby, other than the Merger Agreement, in any court other than a Federal court sitting in the State of Oregon or a Oregon state court. It is further agreed that any breaching or defaulting party hereunder shall pay to the other parties hereto such out of pocket costs and expenses, including legal and accounting fees, as are reasonably incurred in pursuit of such parties' remedies hereunder.

          (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party. Household and RHI agree not to amend or modify the Merger Agreement if such amendment or modification changes the form or amount of the Merger Consideration unless Stockholder shall have consented in writing to such amendment or modification.


                  (Remainder of page intentionally left blank)

Stockholder Agreement of Patricia Reesman                                 Page 8
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     IN WITNESS WHEREOF, Household, RHI, the Principal and the Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above.


HOUSEHOLD INTERNATIONAL, INC.

By: ________________________________________
Title: _______________________________________


RENAISSANCE HOLDINGS, INC.

By: ________________________________________
Title: _______________________________________



____________________________________________
IRVING J. LEVIN


___________________________________________
STOCKHOLDER


Stockholder Agreement of Patricia Reesman                                 Page 9
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                                   SCHEDULE A
                                   ----------


Name and Address of Stockholder          Number of Stockholder Shares
-------------------------------          ----------------------------

Patricia Reesman                               965,868
c/o Renaissance Holdings, Inc.
9400 S.W. Beaverton-Hillsdale Avenue
Suite 300
Beaverton, OR 97005

Stockholder Agreement of Patricia Reesman                                Page 10
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                                   SCHEDULE B
                                   ----------

None

Stockholder Agreement of Patricia Reesman                                Page 11